Nationwide Life Insurance Company
• Nationwide Variable Account-II
• Nationwide Variable Account-4
• Nationwide Variable Account-7
• Nationwide Variable Account-9
• Nationwide Variable Account-13
• Multi-Flex Variable Account

Prospectus supplement dated June 14, 2012 to

America’s Future Horizon Annuity, America’s Horizon Annuity, America’s marketFLEX Annuity,
America’s marketFLEX Advisor Annuity, America’s marketFLEX II Annuity, BOA Achiever, BOA Advisor,
Destination All American, America’s Income Annuity, BOA Choice Venue II, BOA Choice, BOA Elite Venue, BOA Exclusive II, BOA Future II, BOA Future Venue, BOA Future, BOA IV, BOA V, BOA Vision, Compass All American Gold,
Key All American Gold, Key Choice, Key Future, M&T All American Gold, M&T All American, Destination All American Gold,
Destination All American Gold 2.0, Destination All American Gold NY 2.0, Destination B, Destination B 2.0, Destination B NY 2.0, Destination C, Destination EV, Destination EV 2.0, Destination EV NY 2.0, Destination L, Destination L 2.0, Destination L NY 2.0, Destination Navigator, Destination Navigator NY, Destination Navigator 2.0, Destination Navigator NY 2.0,
Nationwide Heritage Annuity, Nationwide Income Architect, NEA Valuebuilder Future, NEA Valuebuilder Select,
NEA Valuebuilder Annuity, PaineWebber Choice, Schwab Income Choice, and Wells Fargo Gold prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about June 30, 2012, American Century Investment Management, Inc. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund.  Fund assets will be reallocated between the two remaining sub-advisers: Neuberger Berman Management LLC and Wells Capital Management, Inc.